UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (c) On April 14, 2010, Mark J. Nelson, who has served as Vice President and Corporate Controller of Newport Corporation (the “Company”) since May 2008, was appointed to the additional position of Chief Accounting Officer. In his expanded role, Mr. Nelson will perform the duties of principal accounting officer.

     Mr. Nelson, age 41, joined the Company in October 2004, as Director of Finance for the Company’s Industrial and Scientific Technologies Division (now the Photonics and Precision Technologies, or PPT, Division), and served in that position until April 2006. From April 2006 until May 2008, Mr. Nelson served as Vice President, Optical Components Business, PPT Division.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

Date:	April 19, 2010	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary